BLACKROCK ETF TRUST II

iShares AAA CLO Active ETF

(the “Fund”)

Supplement dated March 14, 2025 to the Prospectus of the Fund, dated November 27, 2024,

as supplemented to date

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section of the Prospectus entitled “More Information About the Fund — Other Strategies” is amended to add the following as another strategy of the Fund:

•

Reverse Repurchase Agreements — The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

The section of the Prospectus entitled “More Information About the Fund — A Further Discussion of Other Risks” is amended to add the following as another risk:

•

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Shareholders should retain this Supplement for future reference.

PRO-AAA-0325SUP